INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 11 — INCOME TAXES

Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

As of December 31, 2015
Deferred tax assets:
Net operating loss carry forwards	$713,603
Allowance for uncollectible accounts	16,632
Stock-based compensation	142,284
Other accruals	95,040
Charitable contributions	7,715
Compensation costs	11,286
Valuation allowance	(986,560)
Net deferred tax asset	$—
A reconciliation of the provision for income taxes with the amounts computed by applying the statutory Federal income tax to income from operations before provision for income taxes is as follows:

For the year ended December 31, 2015
Statutory federal tax rate	(34.0)%
State, taxes, net of federal benefit	(5.6)%
Permanent differences:
Financing costs – Warrant amortization	0.8%
LIBB earnings before merger with Cullen	8.1%
Valuation allowance	30.7%
Effective tax rate	—%
Internal Revenue Code Section 382 imposes limitations on the use of net operating loss carryovers (“NOLs”) when the stock ownership of one or more 5% shareholders (shareholders owning 5% or more of the Company’s outstanding capital stock) has increased on a cumulative basis by more than 50 percentage points.
On May 27, 2015, the Mergers represented a more than 50 percentage point change in ownership of Cullen, with the result that Cullen’s NOLs are subject to a limitation under Section 382. Upon a change of ownership under Section 382, such losses, provided that certain requirements for business continuity are met, would be subject to an annual limitation based upon the fair value of Cullen multiplied by the long-term tax exempt bond rate. The company determined that it did not meet the business continuity requirements, and as such, Cullen’s NOLs in the aggregate gross amount of approximately $5,327,000 were not eligible to be carried forward past the date of the Mergers.
The Company recorded gross deferred tax assets of $986,560, and net deferred tax assets of $0, after consideration of a full valuation allowance of $986,560.
Based on a history of cumulative losses at the Company and the results of operations for the year ended December 31, 2015, the Company determined that it is more likely than not it will not realize benefits from the deferred tax assets.
The Company will not record income tax benefits in the consolidated financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a full valuation allowance against the deferred tax assets is required. As of December 31, 2015, the Company has recorded a valuation allowance of $986,560.
As of December 31, 2015, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $1,802,000 and $1,802,000, respectively.
The Company has identified its federal tax return and its state returns in New York, New Jersey, and Pennsylvania as its “major” tax jurisdictions.
As of December 31, 2015, management does not believe the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.